Exhibit 3.90

[ILLEGIBLE]
DOMESTIC LIMITED LIABILITY COMPANY
CERTIFICATE OF ORGANIZATION
BFI WASTE SERVICES OF MASSACHUSETTS, LLC
     Pursuant to Chapter 156C (the “Act”), Section 12 of the General Laws of the Commonwealth of Massachusetts, the undersigned states as follows:
     1. Name. The name of the limited liability company (the “Company”) formed by this instrument is “BFI Waste Services of Massachusetts, LLC”.
     2. Address. The address of the office in Massachusetts at which the Company’s records will be maintained pursuant to Section 5 of the Act is 150 Cordaville Road, Southborough, Massachusetts 01772.
     3. Registered Agent. The name and address of the Company’s resident agent for service of process in Massachusetts is CT Corporation System, 101 Federal Street, Boston, Massachusetts 02110.
     4. Date of Dissolution. The Company does not have a specific date of dissolution.
     5. Managers. The Company does not have any managers at the time of its formation.
     6. Persons Authorized to Execute Documents. The names of the persons who are authorized to execute documents, on behalf of the Company, to be filed with the Office of the Secretary of State of the Commonwealth of Massachusetts are Donald W. Slager and Jo Lynn White.
     7. General Character of Business. The general character of the Company’s business is non-hazardous solid waste management.
     8. Persons Authorized to Execute Recordable Documents. The names of the persons authorized to execute, acknowledge, deliver and record, on behalf of the Company, any recordable instrument purporting to affect an interest in real property are Donald W. Slager and Jo Lynn White.

Dated: March 15, 2001	BROWNING-FERRIS INDUSTRIES, INC., a Massachusetts corporation Sole Member
	By	/s/ Jo Lynn White
Jo Lynn White, Secretary

FILED NOV 16 2005 SECRETARY OF THE COMMONWEALTH CORPORATIONS DIVISION FEIN: 86-1024452
CERTIFICATE OF AMENDMENT
OF
BFI WASTE SERVICES OF MASSACHUSETTS, LLC
1.	Name of Domestic Limited Liability Company:

BFI Waste Services of Massachusetts, LLC

2.	Date the original Certificate of Organization was filed: March 15, 2001

3.	Name and business address, if different from its office address, of each manager:

The Company does not have any managers at the time of this amendment.

4.	The following are the names and business address of each person currently authorized to execute documents to be filed with the Division:

NAME	BUSINESS ADDRESS
John J. Manning	385 A Dunstable Road Tyngsboro, MA 02110-0000

Jo Lynn White	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Donald W. Slager	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

James M. Lawrence	385 A Dunstable Road Tyngsboro, MA 02110-0000

Eileen B. Schuler	11757 Katy Freeway, Suite 930 Houston, TX 77079

Thomas P. Martin	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Dale L. Parker	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Bruce D. Stanas	385 A Dunstable Road Tyngsboro, MA 02110-0000

Daniel P. Higgins	385 A Dunstable Road Tyngsboro, MA 02110-0000

Steven M. Helm	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Connie J. Gecich	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Please note the following new addresses:

James M. Lawrence	1080 Airport Road Fall River, MA 02720

Please delete the following individuals:

Bruce D. Stanas	385 A Dunstable Road Tyngsboro, MA 02110-0000

Daniel P. Higgins	385 A Dunstable Road Tyngsboro, MA 02110-0000

Please add the following individuals:

Jeffrey A. Hughes	6749 Dixie Highway Erie, MI 48133

Thomas V. Wiegand	6749 Dixie Highway Erie, MI 48133
5.	Name and business address, of each person authorized to execute, acknowledge, deliver and record any recordable instrument purporting to affect an interest in real property whether to be filed with the Registry of Deeds or a district office of the Land Court are:

NAME	BUSINESS ADDRESS
Jo Lynn White	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Thomas P. Martin	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Bruce D. Stanas	385 A Dunstable Road Tyngsboro, MA 02110-0000

Daniel P. Higgins	385 A Dunstable Road Tyngsboro, MA 02110-0000

Steven M. Helm	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Jack Manning	385 A Dunstable Road Tyngsboro, MA 02110-0000

Donald W. Slager	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Jim Lawrence	385 A Dunstable Road Tyngsboro, MA 02110-0000

Dale L. Parker	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Connie J. Gecich	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Eileen B. Schuler	11757 Katy Freeway, Suite 930 Houston, TX 77079

Please note the following name changes:

John J. Manning	385 A Dunstable Road Tyngsboro, MA 02110-0000

James M. Lawrence	1080 Airport Road Fall River, MA 02720

Please delete the following individuals:

Bruce D. Stanas	385 A Dunstable Road Tyngsboro, MA 02110-0000

Daniel P. Higgins	385 A Dunstable Road Tyngsboro, MA 02110-0000

Please add the following individuals:

Jeffrey A. Hughes	6749 Dixie Highway Erie, MI 48133

Thomas V. Wiegand	6749 Dixie Highway Erie, MI 48133
6.	Amendment to the Certificate of Organization is as follows: The name of the Company is Allied Waste Services of Massachusetts, LLC, changes to SOC. signatory list and authorized persons list.
DATED this 14th day of November, 2005.

BFI Waste Services of Massachusetts, LLC
By:	/s/ Jo Lynn White
Jo Lynn White, Secretary

CERTIFICATE OF AMENDMENT
OF
ALLIED WASTE SERVICES OF MASSACHUSETTS, LLC
FEIN: 86-1024452
1.	Name of Domestic Limited Liability Company:

Allied Waste Services of Massachusetts, LLC

2.	Date the original Certificate of Organization was filed: March 15, 2001

3.	Name and business address, if different from its office address, of each manager:

The Company does not have any managers at the time of this amendment.

4.	The following are the names and business address of each person currently authorized to execute documents to be filed with the Division:

NAME	BUSINESS ADDRESS
Jeffrey A. Hughes	6749 Dixie Highway Erie, MI 48133

Thomas V. Wiegand	6749 Dixie Highway Erie, MI 48133

John J. Manning	385 A Dunstable Road Tyngsboro, MA 02110-0000

Jo Lynn White	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Donald W. Slager	15880 N Greenway-Hayden Loop, #l00 Scottsdale, AZ 85260

James M. Lawrence	1080 Airport Road Fall River, MA 02720

Eileen B. Schuler	11757 Katy Freeway, Suite 930 Houston, TX 77079

Thomas P. Martin	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Dale L. Parker	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Steven M. Helm	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Connie J. Gecich	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260
5.	Name and business address, of each person authorized to execute, acknowledge, deliver and record any recordable instrument purporting to affect an interest in real property whether to be filed with the Registry of Deeds or a district office of the Land Court are:

NAME	BUSINESS ADDRESS
Jeffrey A. Hughes	6749 Dixie Highway Erie, MI 48133

Thomas V. Wiegand	6749 Dixie Highway Erie, MI 48133

Jo Lynn White	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Thomas P. Martin	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Steven M. Helm	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

John J. Manning	385 A Dunstable Road Tyngsboro, MA 02110-0000

Donald W. Slager	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

James M. Lawrence	1080 Airport Road Fall River, MA 02720

Dale L. Parker	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Connie J. Gecich	15880 N Greenway-Hayden Loop, #100 Scottsdale, AZ 85260

Eileen B. Schuler	11757 Katy Freeway, Suite 930 Houston, TX 77079
6.	Amendment to the Certificate of Organization is as follows:

Delete the following individual from those authorized in the previous two sections:

John J. Manning	385 A Dunstable Road Tyngsboro, MA 02110-0000
And, replace with the following authorized individual:

Bruce D. Stanas	385 A Dunstable Road Tyngsboro, MA 02110-0000
DATED this 19th day of December, 2005.

BFI Waste Services of Massachusetts, LLC
By:	/s/ Jo Lynn White
Jo Lynn White, Secretary